  [LOGO]

 INTERNATIONAL GROWTH EQUITY FUND A

 ANNUAL REPORT
 1995

                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE



The year just completed was a very good one for investments worldwide. While the S&P 500 in the United States led the major markets of the world with a 37.59% total return, markets outside the United States produced more modest but still respectable rates of return. The Morgan Stanley EAFE Index (Europe, Asia and the Far East, and Australia) returned 11.55% for the year; laggards include the Japanese market with only a 1.0% return in dollars, and the Morgan Stanley Emerging Markets Free Index, which showed a negative 5.20% rate of return for the year. Total return for RCM International Growth Equity Fund A (the "Fund") was 17.98% for the year.

The differences in performance among these markets can largely be explained through a comparison of the direction of interest rates and earnings. The United States benefited both from a decline in long-term interest rates from 8% to 6% over the year and an estimated 17% increase in S&P earnings. Europe and Japan were also advantaged by falling long-term rates, but earnings gains were more modest owing to a combination of over-valued currencies, less progress in restructuring and cost cutting, as well as a much lower exposure to the booming technology area. While there were wildly disparate conditions in the various countries that make up the Emerging Market Index, it can be generalized that the Southeast Asian economies were disadvantaged by rising interest rates from near overheated conditions, and other markets, such as many of those in Latin America, were hurt by being in full-scale recession.

In 1996, RCM Capital Management, a California Limited Partnership ("RCM"), the Fund's investment manager, looks for a reversal in the order of performance from the various regions of the world. The United States should continue to be helped by falling interest rates -- in fact, short-term interest rates could fall substantially - but earnings are likely to be sluggish at best. Europe offers a similar prospect, but RCM believes that it's a bit farther along in the process. Also, there seems to be greater willingness on the part of the Bundesbank to provide a stimulative monitoring policy, and the benefits of restructuring and cost cutting are still ahead for many companies. In Japan, after a prolonged recession, monetary policy has finally turned very positive, and a recovery appears to be in progress. The severe banking crisis has not been resolved as yet, and will retard the rate of economic growth if not dealt with aggressively. It is possible that the new Prime Minister Hashimoto could lead the country to face up to this severe problem and, if so, Japan could be the surprise of the year. RCM is not betting on it, but is watching developments very closely.

RCM has conviction regarding many of the emerging markets, especially those that were in recession in 1995. Southeast Asian countries continue to be in a well-managed boom, and RCM is looking for an easing of the stringent monetary policies of 1995, which would be very favorable for financial markets. Other areas, such as China and many Latin American countries, suffered significant slowdowns in economic activity in 1995 and are poised for recovery over the next six to


(Continued)
eighteen months. RCM is also looking for selected Eastern European countries to begin to benefit from the progress that they have made in the development of their economic and financial infrastructure that will allow them to take advantage of their low-cost, highly educated workforce in the middle of Europe. Most of these emerging markets in Asia, Latin America and Eastern Europe have experienced sideways to negative stock markets over the past two years, despite advances in earnings. They have increased in attractiveness, both from the prospect of relative earnings growth in 1996 and relative valuation, given the dramatic fall in long-term interest rates in the major markets.

The Fund's portfolio is currently structured for a market environment where excess liquidity from the slowing U.S. and European economies seeks growth wherever it can be found. In Europe RCM prefers visible earnings growth companies, such as pharmaceuticals and consumer nondurables. In Japan RCM is allowing a greater cyclical exposure from the expectation of a recovering economy, and has increased the Fund's exposure in Southeast Asia and Latin America to reflect our positive view on those regions. RCM anticipates that any increased weighting in Eastern European markets will be funded from Western Europe. Currently, 12 1/2% of the Fund is hedged against the Japanese yen and 2 1/2% against the Deutsche mark, reflecting our view that the dollar will continue to appreciate against these currencies.

RCM INTERNATIONAL GROWTH EQUITY FUND A
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

PERFORMANCE FROM COMMENCEMENT OF OPERATIONS

[Line Graph]

PERFORMANCE FROM FIRST PUBLIC OFFERING

[Line Graph]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The chart above shows the performance of the RCM International Growth Equity Fund A versus the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI-EAFE) (1) and a blended index including 90% of MSCI-EAFE and 10% Morgan Stanley Capital International Emerging Markets Free Index (MSCI-EMF)
(2). The charts represent cumulative returns of 17.99% and 14.30% for the Fund from December 28, 1994* to December 31, 1995 and from May 22, 1995** to December 31, 1995, respectively. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.



AVERAGE ANNUAL TOTAL RETURNS+
DECEMBER 31,1995

                     LIFE OF FUND
              ---------------------------
              12/28/94* TO   5/22/95** TO
1 YEAR          12/31/95       12/31/95
-----------------------------------------

17.98%           17.99%         14.30%
-----------------------------------------

The data above represents past performance of the Fund, and may not be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

-----------------
+ Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
*   The Fund commenced operations on December 28, 1994.
**  The Fund's shares were first offered to the public on May 22, 1995.
(1)The MSCI-EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of counties in Europe, Australia, and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
(2) The MSCI-EMF Index includes only those countries open to non-local investors. The index is currently calculated price-only without dividends reinvested.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Directors of RCM Capital Funds, Inc:

We have audited the accompanying statement of assets and liabilities of RCM International Growth Equity Fund A (the "Fund"), including the statement of investments in securities and net assets as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period from December 28, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RCM International Growth Equity Fund A as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from December 28, 1994 (commencement of operations) to December 31, 1994 in conformity with generally accepted accounting principles.


COOPERS & LYBRAND, L.L.P.


Boston, Massachusetts
February 9, 1996

                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                    INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995

                                                          % OF
  SHARES    COUNTRY        EQUITY INVESTMENTS          NET ASSETS  MARKET VALUE
  ------    ------- -------------------------------    ----------  ------------

CONSUMER DURABLES SECTOR                                 3.8%

                    AUTOMOTIVE RELATED                   2.2%

    3,000     JPN   Autobacs Seven Co., Ltd.                       $  249,298
    8,900    SWDN   Autoliv AB                                        520,084
                                                                   ----------
                                                                      769,382
                                                                   ----------

                    OTHER CONSUMER DURABLES              1.6%

   10,000     JPN   Hoya Corp.                                        343,825
    4,300    ITLY   Industrie Natuzzi S.P.A. ADR                      195,113
                                                                   ----------
                                                                      538,938
                                                                   ----------

CONSUMER NON-DURABLES SECTOR                            24.8%

                    BEVERAGE AND TOBACCO                 5.1%

   13,300    NETH   Grolsch NV                                        462,479
   64,000    INDO   P.T. Hanjaya Mandala Sampoerna                    666,171
    7,700     MEX   Panamerican Beverages Inc.                        246,400
   10,700     FR    Seita                                             387,839
                                                                   ----------
                                                                    1,762,889
                                                                   ----------

                    FOOD AND FOOD PROCESSING             1.3%

   61,000     MEX   Gruma S.A. de C.V. *                              171,575
  372,000     INDO  P.T. Mayora Indah                                 268,445
                                                                   ----------
                                                                      440,020
                                                                   ----------

                    GENERAL RETAIL                      10.9%

      650     FR    Carrefour Supermarche SA                          394,354
   23,000     JPN   Credit Saison Co., Ltd.                           547,990
   17,000     JPN   Daiichi Corp.                                     401,743
   34,000     UK    Dixons Group PLC                                  234,446
  189,000     HK    Giordano International Ltd.                       161,319
    2,000    NETH   Gucci Group NV *                                   77,750
    4,000    SWDN   Hennes & Mauritz AB                               222,902
   68,100     UK    Next PLC                                          482,274
    6,000     JPN   Seven-Eleven Japan Co., Ltd.                      423,051
   11,000     JPN   Shimamura Co. Ltd.                                425,085
   20,000     JPN   Uny Co., Ltd.                                     375,787
                                                                   ----------
                                                                    3,746,701
                                                                   ----------

* Non-income producing.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                     Page 5


                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                    INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995

                                                          % OF
  SHARES    COUNTRY        EQUITY INVESTMENTS          NET ASSETS  MARKET VALUE
  ------    ------- -------------------------------    ----------  ------------

                    HOUSEHOLD/RELATED NON-DURABLES       4.3%

    2,700     GER   Adidas AG *                                    $  142,858
    3,085     FR    Clarins SA                                        293,570
    8,000    ITLY   De Rigo SpA ADS *                                 182,000
   13,000     MEX   Kimberly Clark de Mexico, S.A.
                     de C.V.                                          196,137
    2,400     FR    LVMH Moet Hennessy Loiuis Vuitton                 499,898
      250    SWTZ   SMH Swiss Corp. for
                     Microelectronics and Watchmaking
                     Industrie                                        149,545
                                                                   ----------
                                                                    1,464,008
                                                                   ----------

                    LEISURE TIME PRODUCTS/SERVICES       3.2%

    2,700     FR    Club Mediterranee SA *                            215,581
   22,000     JPN   Royal Co., Ltd.                                   357,966
      900     FR    Salomon SA                                        523,790
                                                                   ----------
                                                                    1,097,337
                                                                   ----------

CYCLICAL/CAPITAL GOODS SECTOR                           22.2%

                    BUILDING AND CONSTRUCTION            3.7%

  497,900    PHIL   C & P Homes Inc. *                                365,405
    3,100    NETH   Hunter Douglas N.V.                               143,728
   55,000     JPN   Obayashi Corp.                                    436,804
   26,000     JPN   Sekisui House, Ltd.                               332,397
                                                                   ----------
                                                                    1,278,334
                                                                   ----------

                    CHEMICALS AND TEXTILES               1.1%

    8,000    CHLE   Sociedad Quimica y Minera de
                     Chile SA *                                       376,000

                    ELECTRICAL EQUIPMENT                 2.2%

    5,300     JPN   Hirose Electric Co., Ltd.                         304,910
   18,000     JPN   Nitto Denko Corp.                                 278,935
    4,500    NETH   Philips Electronics N.V.                          162,647
                                                                   ----------
                                                                      746,492
                                                                   ----------

                    INDUSTRIAL EQUIPMENT                 9.4%

   43,000    SWDN   IRO AB 144A *                                     485,715
   47,000     JPN   Komatsu, Ltd.                                     386,925
    1,500     GER   Mannesmann AG                                     477,553
   74,000     JPN   NTN Corp.                                         494,529
    1,090     FR    Sidel SA                                          339,665

* Non-income producing.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                     Page 6


                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                    INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995

                                                          % OF
  SHARES    COUNTRY        EQUITY INVESTMENTS          NET ASSETS  MARKET VALUE
  ------    ------- -------------------------------    ----------  ------------

                    INDUSTRIAL EQUIPMENT
                    (CONTINUED)

      900     GER   Siemens AG                                     $  492,506
   44,000     NOR   Tomra Systems A/S                                 347,326
   59,000    SING   Venture Manufacturing Ltd.                        197,709
                                                                   ----------
                                                                    3,221,928
                                                                   ----------

                    RAW AND BASIC MATERIALS              3.8%

    2,500     SPN   Acerinox, SA                                      252,885
   45,000     JPN   Kawasaki Steel Corp.                              156,901
   27,000     JPN   New Oji Paper Co., Ltd.                           244,242
  128,000     JPN   NKK Corp. *                                       344,639
   21,965    INDO   P.T. Indah Kiat Pulp & Paper                       16,091
    1,600     GER   SGL Carbon AG 144A *                              123,806
   21,000     JPN   Yodogawa Steel Works                              164,746
                                                                   ----------
                                                                    1,303,310
                                                                   ----------

                    TRANSPORTATION SERVICES              2.0%

   37,156     UK    BAA PLC                                           281,021
   32,000     JPN   Mitsubishi Corp.                                  393,608
                                                                   ----------
                                                                      674,629
                                                                   ----------

ENERGY SECTOR                                            5.7%

                    OIL AND RELATED SERVICES             5.7%

   43,119     UK    British Petroleum Co., PLC                        359,939
    3,200     UK    British Petroleum Co., PLC ADR                    326,800
   17,100     NOR   Petroleum Geo-Services A/S *                      423,849
    9,900     SPN   Repsol, SA                                        324,423
    3,800    NETH   Royal Dutch Petroleum Co.                         530,915
                                                                   ----------
                                                                    1,965,926
                                                                   ----------

HEALTHCARE SECTOR                                        8.2%

                    DRUGS & HOSPITAL SERVICES            5.3%

    2,100     CAN   Biochem Pharma Inc. *                              84,263
    4,000     JPN   Nichii Gakkan Co. *                               187,506
      100    SWTZ   Roche Holdings Ltd.                               791,071
    7,500     UK    Smithkline Beecham PLC ADR                        416,250
    5,600     FR    Synthelabo                                        350,843
                                                                   ----------
                                                                    1,829,933
                                                                   ----------

* Non-income producing.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                     Page 7

                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                    INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995

                                                          % OF
  SHARES    COUNTRY        EQUITY INVESTMENTS          NET ASSETS  MARKET VALUE
  ------    ------- -------------------------------    ----------  ------------
                    DRUGS & HOSPITAL SUPPLIES            2.9%

    8,800    SWDN   AB Astra                                       $  351,221
    5,600     US    Pharmacia & Upjohn Inc.                           217,000
   19,000     JPN   Sankyo Co., Ltd                                   426,925
                                                                   ----------
                                                                      995,146
                                                                   ----------

INTEREST SENSITIVE SECTOR                               12.7%

                    BANKING                              8.1%

   19,000    ITLY   Banca Popolare Di Bergamo                         262,605
    5,600     PAN   Banco Latinamericano de
                    Exportaciones                                     260,400
   23,000     IRE   Bank of Ireland                                   167,883
    1,100     GER   Bankgesellschaft Berlin AG                        280,272
  135,000     NOR   Christiania Bank OG Kreditkasse                   315,436
    1,450     GER   Commerz Bank AG                                   342,663
   90,000    THAI   Krung-Thai Bank Public Co., Ltd.
                    Foreign                                           371,576
   33,800     UK    Lloyds TSB Group Plc.                             174,013
   15,800    PHIL   Philippine Commercial
                    International Bank *                              145,772
    3,800     FR    Societe Generale                                  469,471
                                                                   ----------
                                                                    2,790,091
                                                                   ----------

                    GENERAL FINANCE                      0.5%

   25,000    THAI   Finance One Public Co., Ltd.                      173,680

                    INSURANCE                            1.0%

      500    SWTZ   Winterthur Schweizer
                    Versicherings-Gesellschaft                        353,706

                    UTILITIES                            3.1%

   13,400     SPN   Empresa Nacional de Electridad SA                 758,928
    7,500     GER   Veba AG                                           318,404
                                                                   ----------
                                                                    1,077,332
                                                                   ----------

TELEMEDIA/SERVICES SECTOR                                9.5%

                    BUSINESS SERVICES                    1.1%

    8,000    NETH   Randstad Holding N.V.                             362,934

* Non-income producing.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                     Page 8

                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                    INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995

                                                          % OF
  SHARES    COUNTRY        EQUITY INVESTMENTS          NET ASSETS  MARKET VALUE
  ------    -------  ------------------------------    ----------  ------------
                    COMMUNICATION SERVICES               5.0%

  130,000     PER   CPT -  Telefonica del Peru S.A.                $  278,451
       66     JPN   DDI Corp.                                         511,380
    6,500     KOR   Korea Mobile Telecommunications
                    Corp. GDR *                                       287,625
   18,500     UK    Vodafone Group PLC ADR                            652,125
                                                                   ----------
                                                                    1,729,581
                                                                   ----------

                    MEDIA SERVICES                       3.4%

   10,700     UK    British Sky Broadcasting Group ADR                402,588
    3,100     FR    CEP Communications                                257,015
   32,900     UK    Reed International PLC                            501,495
                                                                   ----------
                                                                    1,161,098
                                                                   ----------

TECHNOLOGY SECTOR                                        8.4%

                    COMPUTERS AND OFFICE EQUIPMENT       1.4%

   17,850     JPN   Canon Sales Co., Inc.                             475,424

                    ELECTRONICS AND NEW TECHNOLOGY       6.4%

    4,100     JPN   Advantest Corp.                                   210,460
   21,230    SWDN   Ericsson LM Telephone Co.                         415,666
    2,000     JPN   Kyocera Corp.                                     148,571
   12,000     FIN   Nokia Corp. AB Preferred                          471,789
    7,000     JPN   Rohm Co., Ltd                                     395,254
   14,100     FR    SGS Thomson Microelectronics NV *                 567,525
                                                                   ----------
                                                                    2,209,265
                                                                   ----------

                    TECHNOLOGY SERVICES                  0.6%

    4,308    NETH   Getronics NV                                      201,346
                                                                   ----------

TOTAL EQUITY INVESTMENTS (COST $29,112,513)             95.3%      32,745,430
                                                                   ----------



* Non-income producing.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                     Page 9

                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                    INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995

                                                          % OF
  SHARES    COUNTRY        EQUITY INVESTMENTS          NET ASSETS  MARKET VALUE
  ------    -------  ------------------------------    ----------  ------------
                    SHORT-TERM INVESTMENTS               4.4%

1,510,711     US    Seven Seas Series U.S. Government
                     Money Market Fund                             $ 1,510,711
                                                                   -----------

TOTAL INVESTMENTS (COST $30,623,224) (a)                99.7%       34,256,141

                    OTHER ASSETS LESS LIABILITIES        0.3%           90,667
                                                                   -----------

                    NET ASSETS                         100.0%      $34,346,808
                                                                   -----------
                                                                   -----------

---------------------------
(a) For Federal income tax purposes, cost is $30,732,190 and unrealized appreciation (depreciation) of equity securities is as follows:

             Unrealized appreciation           $   4,066,773
             Unrealized depreciation                (542,822)
                                               -------------
             Net unrealized appreciation       $   3,523,951
                                               -------------
                                               -------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                DECEMBER 31, 1995

                                                                    Unrealized
                                         Delivery       Contract   Appreciation
                         Face Value         Date          Price   (Depreciation)
                        -----------     ----------      --------- --------------
SALES:
Deutsche Mark               950,000        2/20/96         1.4819    $  (22,960)
Japanese Yen             93,000,000        2/20/96        96.5100        56,161
Japanese Yen             83,520,000        2/20/96       100.7600        13,934
Japanese Yen             83,520,000        2/20/96         98.560        32,437
Japanese Yen            158,400,000        2/21/96        97.5890        77,303
                                                                     ----------
    Total open forward foreign currency contracts, net (Note 1)      $  156,875
                                                                     ----------
                                                                     ----------

* Non-income producing.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                    INVESTMENTS IN SECURITIES AND NET ASSETS
                                DECEMBER 31, 1995




The Fund's investments in securities at December 31, 1995 categorized by country:


                                        % of Net Assets
                         --------------------------------------------
                                           Short Term
Country                     Equities        and Other        Total
--------                 -------------    ------------    -----------
Canada                         0.2%                          0.2%
Chile                          1.1%                          1.1%
Finland                        1.4%                          1.4%
France                        12.4%                         12.4%
Germany                        6.3%                          6.3%
Hong Kong                      0.5%                          0.5%
Indonesia                      2.8%                          2.8%
Ireland                        0.5%                          0.5%
Italy                          1.9%                          1.9%
Japan                         26.3%                         26.3%
Korea                          0.8%                          0.8%
Mexico                         1.8%                          1.8%
Netherlands                    5.7%                          5.7%
Norway                         3.2%                          3.2%
Peru                           0.8%                          0.8%
Panama                         0.8%                          0.8%
Philippines                    1.5%                          1.5%
Singapore                      0.5%                          0.5%
Spain                          3.9%                          3.9%
Sweden                         5.8%                          5.8%
Switzerland                    3.8%                          3.8%
Thailand                       1.5%                          1.5%
United Kingdom                11.2%                         11.2%
United States                  0.6%           4.7%           5.3%
                        -------------    ------------    -----------
  Total                       95.3%           4.7%         100.0%
                        -------------    ------------    -----------
                        -------------    ------------    -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1995

ASSETS:
   Investments in securities, at value (cost $30,623,224) (Note 1)                       $34,256,141
   Cash                                                                                        1,045
   Receivable for open forward foreign currency contracts, net (Note 1)                      156,875
   Receivable for investments sold                                                           138,177
   Dividends and dividend reclaims receivable                                                 59,998
   Prepaid Insurance                                                                           8,100
                                                                                         -----------
          Total Assets                                                                    34,620,336
                                                                                         -----------
LIABILITIES:
   Payable for investments purchased                                                         114,813
   Payable for investment management fees (Note 6)                                            39,767
   Payable for legal fees                                                                     29,287
   Payable for custodian fees                                                                 26,587
   Payable for audit fees                                                                     25,000
   Payable for Directors' fees                                                                10,000
   Payable for accounting fees                                                                 9,000
   Payable for Fund shares repurchased                                                         8,125
   Payable for registration and filing fees                                                    7,151
   Payable for printing expenses                                                               1,810
   Payable for miscellaneous expenses                                                          1,988
                                                                                         -----------
          Total Liabilities                                                                  273,528
                                                                                         -----------
NET ASSETS                                                                               $34,346,808
                                                                                         -----------
                                                                                         -----------
NET ASSET VALUE PER SHARE
   ($34,346,808 DIVIDED BY 297,177 shares outstanding)                                   $    115.58
                                                                                         -----------
                                                                                         -----------
NET ASSETS CONSIST OF:
   Paid in capital                                                                       $30,344,830
   Accumulated net investment loss                                                           (64,136)
   Accumulated net realized gain on investments and foreign
     currency transactions                                                                   276,914
   Net unrealized appreciation on forward foreign currency contracts
     and foreign currency transactions                                                       156,283
   Net unrealized appreciation on investments                                              3,632,917
                                                                                         -----------
NET ASSETS                                                                               $34,346,808
                                                                                         -----------
                                                                                         -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


INVESTMENT INCOME:
  Income:
   Dividends (net of foreign withholding tax of $65,283)                   $  433,479
   Interest                                                                   125,927
                                                                           ----------
      Total income                                                            559,406
                                                                           ----------
  Expenses:
   Investment management fees (Note 6)                                        218,054
   Custodian fees                                                              41,741
   Legal fees                                                                  40,000
   Accounting fees                                                             36,000
   Audit fees                                                                  25,000
   Directors' fees                                                             10,000
   Registration and filing fees                                                10,000
   Printing expenses                                                            6,667
   Miscellaneous expenses                                                       5,333
                                                                           ----------
      Total expenses before reimbursements and waivers                        392,795
   Expenses waived and reimbursed by investment manager (Note 6)             (176,179)
                                                                           ----------
      Total net expenses                                                      216,616
                                                                           ----------

        Net investment income                                                 342,790
                                                                           ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments                                             39,840
  Net realized gain on foreign currency transactions                          508,053
                                                                           ----------
    Net realized gain                                                         547,893
                                                                           ----------
  Net unrealized appreciation on forward foreign currency
   contracts and foreign currency transactions                                156,283
  Net unrealized appreciation on investments                                3,640,167
                                                                           ----------
      Net unrealized appreciation during the year                           3,796,450
                                                                           ----------

      Net realized and unrealized gain                                      4,344,343
                                                                           ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $4,687,133
                                                                           ----------
                                                                           ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                       STATEMENTS OF CHANGES IN NET ASSETS



                                                                               December 28, 1994
                                                                               (commencement of
                                                                Year ended       operations) to
                                                             December 31, 1995 December 31, 1994
                                                             ----------------- -----------------
OPERATIONS:
  Net investment income                                          $  342,790    $    10,926
  Net realized gain on investments and foreign
   currency transactions                                            547,893            --
  Net unrealized appreciation (depreciation) on
   investments, forward foreign currency
   contracts and foreign currency transactions                    3,796,450         (7,250)
                                                                 ----------    ------------
  Net increase in net assets resulting from operations            4,687,133          3,676

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                            (320,285)           --
  Net realized gain on investments                                 (369,783)           --

NET INCREASE FROM CAPITAL SHARES TRANSACTIONS                     5,346,067     25,000,000
                                                                 ----------    ------------
  (NOTE 4)

NET INCREASE IN NET ASSETS                                       9,343,132      25,003,676

NET ASSETS:

   Beginning of period                                           25,003,676            --
                                                                 ----------    ------------
   End of period                                              $  34,346,808    $25,003,676
                                                                 ----------    ------------
                                                                 ----------    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding are as follows:


                                                                   December 28, 1994
                                                                    (commencement
                                                  Year ended       of operations) to
                                              December 31, 1995    December 31, 1994
                                              -----------------    -----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $ 100.01          $ 100.00
                                                     -------         ---------
  Net investment income                                1.17+              0.04
  Net realized and unrealized gain (loss)
   on investments                                      16.77             (0.03)
                                                     -------         ---------
  Net increase in net asset value
   resulting from investment operations                17.94              0.01
                                                     -------         ---------

  Distributions:
   Net investment income                               (1.10)               --
   Net realized gain on investments                    (1.27)               --
                                                     -------         ---------
     Total distributions                               (2.37)               --
                                                     -------         ---------
NET ASSET VALUE, END OF PERIOD                       $115.58           $100.01
                                                     -------         ---------
                                                     -------         ---------

TOTAL RETURN *                                        17.98%             0.01%
                                                     -------         ---------
                                                     -------         ---------
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                 $34,347           $25,004
                                                     -------         ---------
                                                     -------         ---------
Ratio of expenses to average net assets                0.75%+             .00%++

Ratio of net investment income to
  average net assets                                   1.19%+            0.01%++
                                                     -------         ---------
                                                     -------         ---------
Portfolio turnover                                      87.4%             0.00%++
                                                     -------         ---------
                                                     -------         ---------

------------------
* Total return measures the change in value of an investment over the period indicated.
+ Includes reimbursement by the Fund's investment manager of investment management fees and other expenses equal to $0.35 per share. Without such reimbursement, the ratio of expenses would have been 1.11% and the ratio of net investment income to average net assets would have been 0.83%. Management fees began to accrue on May 22, 1995, the date on which the Fund was ordered effective by the SEC. Had the Fund accrued management fees from January 1, 1995, the expense ratio without reimbursement and management fee waiver would have been 1.36% (see Note 6).
++ Not Annualized. Fund was in operation for four days, ratios are not meaningful.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     RCM INTERNATIONAL GROWTH EQUITY FUND A
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995

1.   SIGNIFICANT ACCOUNTING POLICIES

     RCM International Growth Equity Fund A (the "Fund") is a non-diversified series of RCM Capital Funds, Inc. (the "Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities.

     a.   SECURITIES VALUATIONS:

     Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as the Board of Directors of the Company in good faith deems appropriate to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on the National Association of Securities Dealers, Inc. Automated Quotation System or similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors of the Company deems appropriate to reflect their fair market value. Other portfolio securities held by the Fund will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities will be valued by whatever means the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value.

     Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

     b.   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

     Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on an identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily.

     c.   FOREIGN CURRENCY TRANSLATIONS:

     The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date, sales, forward foreign currency contracts and foreign currency transactions. The Fund does not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation and depreciation on investments.


     (Continued)

     d.   FORWARD FOREIGN CURRENCY CONTRACTS:

     A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation (depreciation) and related net receivable (payable) amount is determined by using the appropriate current or forward exchange rate. Realized gain (loss) on foreign currency includes net gains or losses realized by the Fund on contracts which have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized gains or losses are included in the Statement of Assets and Liabilities and are carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

     e.   FEDERAL INCOME TAXES:

     It is the policy of the Fund to comply with the requirements for qualifications as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

     f.   DISTRIBUTIONS:

     Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

2.   SECURITIES IN FOREIGN SECURITY AND CURRENCY

     Investing in foreign equity securities and currency transactions involves significant risks, some of which are not typically associated with investments of domestic origin. The Fund's investments in foreign and emerging markets will subject the Fund to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments.

3.   DISTRIBUTIONS

     On December 14, 1995 a distribution of $2.37 per share, aggregating $690,068, was paid from investment operations. This per share amount consisted of $1.10 net investment income, $1.25 short-term capital gains and $0.02 long-term capital gains. The dividend was recorded on December 14, 1995 to shareholders of record on the same date.

4.   CAPITAL SHARES

     At December 31, 1995, there were 25,000,000 shares of the Company's common stock authorized, at $0.10 par value. Of this amount, 4,500,000 were classified as shares of the Fund; 12,000,000 were classified as shares of RCM Growth Equity Fund; 8,000,000 were classified as shares of RCM Small Cap Fund; and 500,000 shares remain unclassified. There were 250,000 shares sold for a total of $25,000,000 from December 28, 1994 (commencement of operations) to December 31, 1994 and transactions in capital shares for the year ended December 31, 1995 were as follows:

     (Continued)

                           CAPITAL SHARE TRANSACTIONS


                                                   Year ended December 31, 1995
                                                   ----------------------------
                                                      Shares        Amount
                                                      ------     ----------

     Shares sold                                      41,488     $4,700,579
     Shares issued in connection with reinvestment     6,080        690,068
      of distributions
     Shares repurchased                                 (391)       (44,580)
                                                      ------     ----------
     Net increase                                     47,177     $5,346,067
                                                      ------     ----------
                                                      ------     ----------


5.   PURCHASES AND SALES OF SECURITIES

     Purchases and sales proceeds of investment securities by the Fund, excluding short-term securities, aggregated $32,872,757 and $22,771,134, respectively, for the year ended December 31, 1995.

6.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     RCM Capital Management, a California Limited Partnership, ("RCM"), is the Fund's investment manager. RCM manages the Fund's investments, provides various administrative services, and supervises the Fund's daily business affairs, subject to the authority of the Board of Directors. The Fund pays investment management fees quarterly to RCM at an annualized rate of 0.75% of the Fund's average monthly net assets. RCM waived investment management fees for the period from December 28, 1994 (commencement of operations) to May 22, 1995 (the date the Fund's shares were first offered to the public). For the year ended December 31, 1995, the Fund recorded net investment management fees of $41,875; without such waiver the Fund would have paid investment management fees aggregated $114,952. In addition, RCM reimbursed the Fund operating expenses totaling $103,102. RCM has voluntarily agreed, for at least the first year of public operation of the Fund, to pay the Fund on a quarterly basis the amount, if any, by which certain ordinary operating expenses of the Fund exceed the annual rate of 1% of the Fund's average net assets.

     Travelers Group Inc. ("Travelers") was the sole shareholder of the Fund from December 28, 1994 (commencement of operations) to May 22, 1995 (the date the Fund's shares were first offered to the public). At December 31, 1995, Travelers owned 255,220 shares, approximately 86% of the Fund. Travelers indirectly owns 100% of the outstanding shares of RCM Acquisition, Inc., the sole limited partner of RCM.

     The RCM Capital Management Profit Sharing Plan (the "Plan"), participation in which is limited to officers and employees of RCM, owned 23,138 shares of the Fund on December 31, 1995. Certain officers and directors of the Company are beneficiaries of the Plan and have vested rights in its assets.

     In December 1995, RCM entered into an Agreement of Purchase and Sale pursuant to which RCM will become a wholly owned subsidiary of Dresdner Bank AG, an international banking organization with headquarters in Frankfurt, Germany. It is expected that the day-to-day operations of RCM will not be affected and that the individuals who are primarily responsible for the management of the Fund's portfolio will remain the same. The closing of the transaction is subject to a number of contingencies, including the receipt of certain regulatory approvals. The transaction is currently expected to close in mid-1996. Because the transaction will constitute an "assignment" of the Fund's management agreement with RCM under the Investment Company Act of 1940, and thus a termination of such management agreement, the Fund will seek prior approval of a new management agreement from the Fund's Board of Directors and shareholders prior to the closing of the transaction. The terms of the new management agreement are expected to be substantially the same as those of the current management agreement.